                                                                  EXHIBIT 10.4.5

                   FOURTH AMENDMENT TO MASTER LEASE AGREEMENT

      THIS FOURTH AMENDMENT TO MASTER LEASE AGREEMENT (this "AMENDMENT") is made and entered into this 19 day of October, 2004, by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and BLC ADRIAN-GC, LLC, BLC ALBUQUERQUE-GC, LLC, BLC DAYTON-GC, LLC, BLC FORT MYERS-GC, LLC, BLC BRISTOL-GC, LLC, BLC TAVARES-GC, LLC, BLC LAS VEGAS-GC, LLC, BLC LUBBOCK-GC, L.P., BLC OVERLAND PARK-GC, LLC, and BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC (collectively, "TENANT").

                                    RECITALS

      WHEREAS, Tenant and Landlord are parties to that certain Master Lease Agreement dated as of January 28, 2004, as amended by that certain First Amendment to Master Lease dated as of February 20, 2004, that certain Second Amendment to Master Lease dated as of March 30, 2004, and that certain Third Amendment to Master Lease dated as of May 13, 2004 (as so amended the "ORIGINAL LEASE");

      WHEREAS, initially capitalized terms used but not defined herein shall the meaning ascribed to such term in the Original Lease; and

      WHEREAS, the parties desire to amend the Original Lease on the terms hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending to be legally bound, agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Amendment and further agree as follows:

      1. AMENDMENTS. The Original Lease is hereby amended as set forth in this SECTION 1. To the extent any provision of this SECTION 1 is inconsistent with those in the Original Lease, the provisions in this SECTION 1 shall control.

            1.1.  RENTAL AMOUNTS.

                  1.1.1. In Section 3.1.2 of the Original Lease, the words "one and one half percent (1.5%)" shall be and are hereby deleted in their entirety and replaced with the words "two percent (2%)."

                  1.1.2. In Section 3.1.3 of the Original Lease, the words "one and one-half percent (1.5%)" shall be and are hereby deleted in their entirety and replaced with the words "two percent (2%)."

            1.2.  OPTION TO PURCHASE.

                  1.2.1. In Section 44 of the Original Lease, the words "tenth
(10th) Lease Year" shall be and are hereby, in each instance, deleted in their entirety and replaced with the words "fifteenth (15th) Lease Year."

                  1.2.2. In Section 1 of Exhibit E to the Original Lease, the words "tenth (10th) Lease Year" shall be and are hereby, in each instance, deleted in their entirety and replaced with the words "fifteenth (15th) Lease Year."

            1.3.  GUARANTOR CHANGES OF CONTROL AND ASSET SALES.

                  1.3.1. (A) Section 24 of the Lease shall not prohibit, and (B) no change of control with respect to a Property Manager that is an Affiliate of Guarantor under Section 8.5.1 of the Lease shall be deemed to result from:

            (a) a conveyance, sale, assignment, transfer, pledge, hypothecation, encumbrance or other disposition (collectively, a "Disposition") of the direct or indirect interests in Guarantor on or subsequent to the date hereof such that after such Disposition any Person, together with its Affiliates, owns or controls, directly or indirectly, in the aggregate more than fifty percent (50%) of the beneficial ownership interests of Guarantor or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of Guarantor, whether through the ability to exercise voting power, by contract or otherwise (a "Change of Control"), but only if (1) immediately following such Change of Control, Guarantor has a Net Worth (as defined in the Guaranty) equal to or greater than $100,000,000; (2) there is no then-existing monetary Event of Default; and (3) such Change of Control would not otherwise result in a default or "Event of Default" under, and as defined in, the Lease, the Guaranty or the Property Management Contract; and

            (b) Guarantor from merging or consolidating with any other Person or selling all or substantially all or its assets to any other Person on or subsequent to the date hereof, but only if (1) immediately following such merger, consolidation or sale, Guarantor has a Net Worth equal to or greater than $100,000,000; (2) there is no then-existing monetary Event of Default; and
(3) such merger, consolidation or sale would not otherwise result in a default or "Event of Default" under, and as defined in, the Lease, the Guaranty or the Property Management Contract.

                  1.3.2. Clause 24.1(g) shall not apply to sales, conveyances, assignments, or other transfers of assets held directly by Persons for which both of the following are true (i) such Persons are not Subsidiaries of Guarantor, and (ii) such Persons are not Tenants. For purposes of this SECTION 1.3.2, "SUBSIDIARY" means any corporation or other entity, (i) any of the Equity Interests of which are directly or indirectly owned by Guarantor (including ownership by any direct or indirect subsidiary of Guarantor), or (ii) which is consolidated with Guarantor in accordance with GAAP. For purposes of this
SECTION 1.3.2, "EQUITY INTERESTS" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent or similar ownership interests in a Person that is not a corporation and any and all warrants or options to purchase any of the foregoing.

                  1.3.3. No provisions of this SECTION 1.3 shall be deemed, by implication or otherwise, to modify any other covenants with respect to the subject matter of this SECTION 1.3, including, without limitation, any covenants, or events that constitute Events of Default, under the Guaranty or any other leases.

      2. REPRESENTATIONS AND WARRANTIES OF TENANTS. Without limiting in any way any representation or warranty in the Original Lease or any document executed in connection therewith (collectively, the "LEASE DOCUMENTS"), each Tenant represents and warrants that as of the date hereof:

            2.1. ORGANIZATION AND GOOD STANDING. Each Tenant is duly organized, validly existing and in good standing under the laws of the State of its organization. Each Tenant is qualified to do business in and is in good standing under the laws of the State in which the Facility leased by such Tenant is located. Each Tenant has delivered true and complete copies of the documents, certificates and agreements pursuant to which such Tenant is organized to do business.

            2.2. POWER OF AUTHORITY. Each Tenant has the power and authority to execute, deliver and perform this Amendment and to make itself jointly and severally liable for the obligations of each other Tenant. Each Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of such Tenant's obligations under this Amendment.

            2.3. CONSENTS. The execution, delivery and performance of this Amendment will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any Governmental Authority, or any other Person.

            2.4. NO VIOLATION. The execution, delivery and performance of this Amendment (i) do not and will not conflict with, and do not and will not result in a breach of, any Tenant Org Docs; and (ii) do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Tenant or any of the Facilities.

            2.5. FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Tenant in this Amendment or in any other document or certificate delivered to Landlord by Tenant contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading, including, without limitation, all of the financial information delivered by any Tenant or Affiliate of Tenant prior or simultaneous to the execution of this Amendment, all of which Tenant hereby acknowledges were relied upon by Landlord in executing this Amendment. There is no fact presently known to Tenant which has not been disclosed to Landlord which has a Material Adverse Effect, nor as far as Tenant can foresee, might have a Material Adverse Effect.

            2.6. ENFORCEABILITY. This Amendment constitutes a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity.

            2.7. NO DEFAULTS. To Tenant's actual knowledge, no Event of Default or monetary default under the Original Lease or under any of the other Lease Documents has occurred or with the passage of time, giving of notice or both will exist.

            2.8. NO OFFSETS OR DEFENSES. Through the date of this Amendment, and to Tenant's knowledge, Tenant neither has, nor claims any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Amendment, the Original Lease or any of the other Lease Documents. In addition, Tenant covenants and agrees with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant has knowledge as of the date of this Amendment, Tenant hereby irrevocably and expressly waives the right to assert such matter.

            2.9. DAMAGE OR INJURY. Since the date of the Original Lease, no Leased Property has been materially injured or damaged by fire or other Casualty.

            2.10. CHANGE. Since the date of the Original Lease, no material adverse change with respect to any Leased Property or Tenant has occurred.

            2.11. REPRESENTATION AND WARRANTIES IN LEASE AGREEMENT. All of the representations and warranties in Section 10.7 through 10.14, inclusive, in the Original Lease are hereby made by each Tenant, and all of the representations and warranties in Article 10 of the Original Lease are hereby re-made by each Tenant, and are true and correct as of the date hereof.

      3. MODIFICATIONS. This Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

      4. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      5. SUCCESSORS AND ASSIGNS. This Amendment applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

      6. GOVERNING LAW. This Amendment was negotiated in the State of Illinois, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of Illinois shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in the Original Lease shall be governed by the laws of the State in which each applicable Leased Property that is the subject of dispute is located.

      7. FULL FORCE AND EFFECT. The Lease Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall limit in any way any representation, warranty or covenant contained in any Lease Document. This Amendment shall constitute a "Lease Document" as defined herein.

      8. AMENDMENT CONTROLLING. This Amendment is considered by the parties to the Original Lease to be an integral part of such Original Lease. If there is any conflict between the terms of the Original Lease and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Original Lease shall remain unmodified and in full force and effect.

      9. COUNTERPARTS/FAX SIGNATURES. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Amendment by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Master Lease Agreement to be executed as of the date first above written.

                                    LANDLORD:

Witness:                            VENTAS REALTY, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

Name: /s/ Barbara F. Thompson       By: Ventas, Inc., a Delaware corporation
      -----------------------
                                        By: /s/ T. Richard Riney
                                            ----------------------------------
Name: /s/ Jill F. Dossey                Name: T. Richard Riney
      -----------------------           Title: Executive Vice President and
                                               General Counsel

                                    TENANT:

Witness:                            BLC ADRIAN-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Vanessa S.
      ----------------------            By: /s/ R. Stanley Young
                                            ---------------------------
                                        Name: R. Stanley Young
Name: /s/ Michael Feinstein             Its:  Vice President
      ----------------------
Witness:                            BLC ALBUQUERQUE-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Vanessa S.
      ----------------------
                                        By: /s/ R. Stanley Young
                                            ---------------------------
Name: /s/ Michael Feinstein             Name: R. Stanley Young
      ----------------------            Its:  Vice President

Witness:                            BLC BRISTOL-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                    By: /s/ R. Stanley Young
                                        ---------------------------
Name: /s/ Vanessa S.                Name: R. Stanley Young
      ---------------------         Its:  Vice President

Witness:                            BLC DAYTON-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                        By: /s/ R. Stanley Young
                                            ---------------------------
Name: /s/ Vanessa S.                    Name: R. Stanley Young
      ---------------------             Its:  Vice President

Witness:                            BLC FORT MYERS-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                    By: /s/ R. Stanley Young
                                        ---------------------------
Name: /s/ Vanessa S.                Name: R. Stanley Young
      ---------------------         Its:  Vice President

Witness:                            BLC TAVARES-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                        By: /s/ R. Stanley Young
                                            ---------------------------
Name: /s/ Vanessa S.                    Name: R. Stanley Young
      ---------------------             Its:  Vice President

Witness:                            BLC LAS VEGAS-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                        By: /s/ R. Stanley Young
                                            ---------------------------
Name: /s/ Vanessa S.                    Name: R. Stanley Young
      ---------------------             Its:  Vice President

Witness: BLC LUBBOCK-GC, L.P., a Delaware limited partnership,

Name: /s/ Michael Feinstein
      ---------------------         BY: BLC LUBBOCK-GC, LLC, a Delaware
                                    limited liability company
Name: /s/ Vanessa S.
      ---------------------
                                    By: /s/ R. Stanley Young
                                        ---------------------------
                                    Name: R. Stanley Young
                                    Its:  Vice President

Witness:                            BLC OVERLAND PARK-GC, LLC,
                                    a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                    By: /s/ R. Stanley Young
                                        ---------------------------
Name: /s/ Vanessa S.                Name: R. Stanley Young
      ---------------------         Its:  Vice President

Witness: BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company

Name: /s/ Michael Feinstein
      ---------------------
                                        By: /s/ R. Stanley Young
                                            ---------------------------
Name: /s/ Vanessa S.                    Name: R. Stanley Young
      ---------------------             Its:  Vice President

GUARANTOR HEREBY AGREES AND CONSENTS TO THIS FOURTH AMENDMENT TO MASTER LEASE
AGREEMENT:

                                      GUARANTOR:

                                    BLS SENIOR HOLDINGS INC.,
                                    a Delaware corporation

Witness:

                                    By: /s/ R. Stanley Young
                                        ---------------------------------------
Name: /s/ Vanessa S.                     Name: R. Stanley Young
      ---------------------             Title: Executive Vice-President, Chief
                                        Financial Officer and Treasurer

Name: /s/ Michael Feinstein
      ---------------------

State of Illinois   )
                    )    ss:
County of Cook      )

      On this ____ day of June, 2004, before me personally appeared R Stanley Young, to me known to be the Vice-President of BLC Adrian-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )
          ________
      On this _____day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Albuquerque-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

     /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of     Illinois     residing at
   ________________

___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Dayton-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

     /s/ Cheryl Miller
___________________________________
Notary Public in and for the State
of     Illinois        residing at
   ___________________

___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Fort Meyers-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of IL residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Tavares-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of IL residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Bristol-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of IL residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Las Vegas-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of IL residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Lubbock-GC, LLC, a Delaware limited liability company, the general partner of BLC Lubbock-GC, L.P., a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of IL residing at
___________________________________

My Commission Expires: 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of BLC Overland Park-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Vice-President of Brookdale Living Communities of Illinois - GV, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires 5/31/06

State of Illinois  )
                   )    ss:
County of Cook     )

      On this _____ day of June, 2004, before me personally appeared R. Stanley Young, to me known to be the Executive Vice-President, Chief Financial Officer and Treasurer of BLC Senior Holdings, Inc., a Delaware corporation, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Cheryl Miller
-----------------------------------
Notary Public in and for the State
of Illinois residing at
___________________________________

My Commission Expires: 5/31/06

                                    Exhibit G

State of Kentucky  )
                   )    ss:
County of Jefferson)

      On this _____ day of June, 2004, before me personally appeared T. Richard Riney, to me known to be the Vice-President of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Dana J. Baker
-----------------------------------
Notary Public in and for the State
of Kentucky residing at
     Louisville, Kentucky
-----------------------------------

My Commission Expires:   3/28/05

                                    Exhibit G